UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2010
Date of Report (Date of earliest event reported)

CANADIAN DERIVATIVES CLEARING CORPORATION
(Exact name of registrant as specified in its charter)

Ontario, Canada
(State or other jurisdiction of Incorporation)

2-69458
(Commission File Number)

N.A.
(IRS Employer Identification No.)

800 Victoria Square, P.O. Box 61, Montreal, Quebec, Canada
H4Z 1A9
(Address of principal executive offices)(Zip Code)

416-871-3596
Registrant's telephone number, including area code

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statement and Exhibits.

(c) Exhibits       Page

1.  List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

By:	/s/ Michel Favreau
Name:	Michel Favreau
Title:	Senior Vice President and
Chief Clearing Officer

Date: July 7, 2010